                                                                     EXHIBIT 4.1


                            PACIFIC GATEWAY EXCHANGE
NUMBER                                                                    SHARES

PGE




INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE              SEE REVERSE FOR CERTAIN DEFINITIONS
                                                 CUSIP 694327 10 7


This Certifies that




is the record holder of


   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF

                         PACIFIC GATEWAY EXCHANGE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                                     [SEAL]

         /s/ GAIL GRANTON                         /s/ HOWARD A. NECKOWITZ
- --------------------------------------     -------------------------------------
EXECUTIVE VICE PRESIDENT AND SECRETARY     PRESIDENT AND CHIEF EXECUTIVE OFFICER






COUNTERSIGNED AND REGISTERED:
    CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.
                      TRANSFER AGENT AND REGISTRAR

BY
    ----------------------------------------------
                AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM -- as tenants in common                    UNIF GIFT MIN ACT --             Custodian
TEN ENT -- as tenants by the entireties                                 --------------------------------------
JT TEN  -- as joint tenants with right of                                (Cust)                    (Minor)
           survivorship and not as tenants                              Under Uniform Gifts to Minors
           in common                                                    Act
                                                                           ------------------------------------
                                                                                        (State)

                                                    UNIF TRF MIN ACT --        Custodian (until age  )
                                                                       ----------------------------------------
                                                                          (Cust)

                                                                                        under Uniform Transfers
                                                                       -----------------
                                                                          (Minor)

                                                                       to Minors Act
                                                                                     ---------------------------
                                                                                             (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,--------------hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

- --------------------------------------


- -------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- -----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated---------------------------


                                     X-----------------------------------------

                                     X-----------------------------------------
                               NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME(S) AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed







By-----------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-10.